                                                                   Exhibit 10.22

                              EXTENSION AGREEMENT
                              -------------------

     This Extension Agreement (hereinafter, the "Agreement") is made this 29 day of April, 1998 by and among:

          FLEET BANK-N.H., a banking and trust company organized under the laws of New Hampshire ("Fleet");

          MELLON BANK, N.A., a national banking association ("Mellon"); and

          IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("IGEN"); IMMUNOGENETICS, INC., a Delaware corporation ("Immunogenetics"); and BLOOD CELLS, INC., a Delaware corporation ("BCI").

Fleet and Mellon are hereinafter sometimes individually referred to as a "Lender" and collectively referred to as the "Lenders", and IGI, IGEN, Immunogenetics, BCI, and each of their subsidiaries as set forth on Exhibit "A" annexed hereto and specifically incorporated by reference herein, are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers".

                                  BACKGROUND
                                  ----------

     Reference is made to certain Loan Arrangements (hereinafter, the "Loan Arrangements") entered into by and between the Lenders and the Borrowers evidenced by, among other things, the following documents, instruments, and agreements (hereinafter, singly and collectively, the "Loan Documents"):

     (a) Fourth Amended and Restated Line of Credit Note dated September 30, 1997 in the original principal amount of $6,600,000.00 made by the Borrowers payable to Fleet (the "Fleet Line of Credit Note");

     (b) Fourth Amended and Restated Line of Credit Note dated September 30, 1997 in the original principal amount of $5,400,000.00 made by the Borrowers payable to Mellon (the "Mellon Line of Credit Note");

     (c) Third Amended and Restated Revolving Credit Note dated March 27, 1997 in the original principal amount of $6,171,428.40 made by the Borrowers payable to Fleet (the "Fleet Term Note");

     (d) Third Amended and Restated Revolving Credit Note dated March 27, 1997 in the original principal amount of $4,114,285.60 made by the Borrowers payable to Mellon (the "Mellon Term Note");

     (e) Second Amended and Restated Loan Agreement dated December 13, 1995 by and among the Lenders and the Borrowers, as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated March 27, 1996, a certain Second Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1996, a certain Third Amendment to Second Amended and Restated Loan Agreement dated August 13, 1996, a certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of November 13, 1996, a certain Fifth Amendment to Second Amended and Restated Loan Agreement dated March 27, 1997, a certain Sixth Amendment to Second Amended and Restated Loan Agreement dated June 30, 1997, a certain Seventh Amendment to Second Amended and Restated Loan Agreement dated July 31, 1997, and a certain Eighth Amendment to Second Amended and Restated Loan Agreement dated as of September 30, 1997 (hereinafter, as amended and in effect, the "Loan Agreement");

     (f) A certain Security Agreement granted by, among others, IGI, IGEN and Immunogenetics, in favor of Fleet dated December 20, 1990;

     (g) A certain Security Agreement - Intellectual Property granted by, among others, IGI, IGEN and Immunogenetics in favor of Fleet dated December 20, 1990;

     (h) A certain Security Documents Modification Agreement entered into by, among others, the Borrowers and the Lenders dated as of December 13, 1995;

     (i) A certain Joinder, Assumption and Security Documents Modification Agreement dated as of May 12, 1992 entered into by, among others, the Borrowers, and Fleet;

     (j) A certain Mortgage granted by Immunogenetics in favor of Fleet dated December 20, 1990 encumbering certain property located in the borough of Buena, Atlantic County, New Jersey;

     (k) A certain Mortgage granted by Immunogenetics in favor of Fleet dated May 12, 1992 encumbering certain property located in the township of Buena Vista, Atlantic County, New Jersey;

     (l) A certain Mortgage granted by Immunogenetics in favor of Fleet dated December 20, 1990 encumbering certain property located in the city of Vineland, Cumberland County, New Jersey;

     (m) A certain Collateral Assignment of Lessee's Interest in Leases executed by, among others, Immunogenetics in favor of Fleet dated December 20, 1990;

     (n) A certain Stock Pledge Agreement executed by, among others, IGI and IGEN in favor of Fleet dated December 20, 1990; and

     (o) A certain Conditional Assignment of Contracts granted by, among others, IGI, IGEN and Immunogenetics in favor of Fleet dated December 20, 1990.

     The Borrowers acknowledge the expiration of the Fleet Line of Credit Note and the Mellon Line of Credit Note upon the December 31, 1997 maturity and have requested that the Lenders (i) extend the time for repayment of their entire outstanding indebtedness under the Loan Documents until March 31, 1999, (ii) waive certain existing covenant defaults, and (iii) otherwise modify the existing Loan Documents. The Lenders have agreed, but only upon the terms and conditions set forth herein.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Lenders and the Borrowers as follows:

                        ACKNOWLEDGMENT OF INDEBTEDNESS
                        ------------------------------

     1. (A) THE bORROWERS HEREBY ACKNOWLEDGE AND AGREE THAT THEY ARE JOINTLY AND SEVERALLY LIABLE TO THE LENDERS FOR THE FOLLOWING AMOUNTS WHICH ARE OUTSTANDING UNDER THE LOAN DOCUMENTS AS OF APRIL 23, 1998:

          Fleet Line of Credit Note:
          --------------------------
          Principal                       $ 6,600,000.00
          Interest                        $    52,708.34
                                          --------------
               Subtotal                   $ 6,652,708.34

          Mellon Line of Credit Note:
          ---------------------------

          Principal                       $ 5,400,000.00
          Interest                        $    43,125.00
                                          --------------
               Subtotal                   $ 5,443,125.00

          Fleet Term Note:
          ----------------

          Principal                       $ 4,114,285.20
          Interest                        $    34,171.42
                                          --------------
               Subtotal                   $ 4,148,456.62

          Mellon Term Note:
          -----------------

          Principal                       $ 2,742,856.80
          Interest                        $    22,780.95
                                          --------------
               Subtotal                   $ 2,765,637.75
                    TOTAL.................................. $19,009,927.71

          (b) The Borrowers further acknowledge and agree that they are each jointly and severally liable to the Lenders for all interest accruing under the Loan Documents from and after April 23, 1998, and for all late fees, costs, expenses, and costs of collection (including attorneys' fees) heretofore or hereafter incurred by the Lenders in connection herewith. (Hereinafter, all amounts due as set forth in this Paragraph 1 shall be referred to collectively as the "Obligations").

                               REPAYMENT OF DEBT
                               -----------------

     2.   (a)  Fleet Line of Credit Note and Mellon Line of Credit Note.
               --------------------------------------------------------

               (i) From and after the execution of this Agreement, on the 1st day of each month, the Borrowers shall pay to the Lenders a monthly interest payment equal to all accrued interest on the principal balance of the Fleet Line of Credit Note and the Mellon Line of Credit Note, with interest calculated at a floating rate equal to the aggregate of Fleet's Prime Rate (as such Prime Rate may be announced by Fleet from time to time) plus the following percentages for the time periods set forth below each calculated on a per annum basis:

                     Time Period              Applicable Interest Rate
                     -----------              ------------------------

               Date of Execution of this      Prime Rate plus 2.50%
               Agreement through 7/31/98

               From 8/1/98 through 9/30/98    Prime Rate plus 3.00%

               From 10/1/98 through 12/31/98  Prime Rate plus 4.00%

               From and after 1/1/99          Prime Rate plus 4.50%

               In the event the Borrowers have delivered to the Lenders a commitment letter on or before July 31, 1998 reasonably satisfactory to the Lenders, in their discretion, contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before August 31, 1998, which commitment letter is issued by a financial institution reasonably acceptable to the Lenders and is subject only to documentation and no further contingencies, the interest rate increase scheduled for August 1, 1998 shall be deferred. In the event that the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before August 31, 1998, the August 1, 1998 scheduled interest rate increase to the Prime Rate plus 3.0% shall be effective retroactive to August 1, 1998. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before August 31, 1998, the August 1, 1998 scheduled interest rate increase shall be waived.

               Similarly if such commitment letter is received by the Lenders on or before September 30, 1998 contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before October 31, 1998, the interest rate increase scheduled for October 1, 1998 shall be deferred. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase shall be waived. In the event the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase to the Prime Rate plus 4.00 % shall be effective retroactive to October 1, 1998.

               Similarly if such commitment letter is received by the Lenders on or before December 31, 1998 contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before January 30, 1999, the interest rate increase scheduled for January 1, 1999 shall be deferred. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before January 30, 1999, the January 1, 1999 scheduled interest rate increase shall be waived. In the event the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before January 30, 1998, the January 1, 1999 scheduled interest rate increase to the Prime Rate plus 4.50 % shall be effective retroactive to January 1, 1999.

               (ii) Any amounts paid to cure the financial covenant default pursuant to Paragraph 12(a)(iii) below, shall be applied on a pro rata basis in reduction of the principal balance of the Fleet Line of Credit Note and the Mellon Line of Credit Note.

               (iii) The entire principal balance, interest (accrued and hereafter accruing), costs, expenses, and other charges due in connection therewith shall be paid in full by the Borrowers on or before 5:00 P.M. eastern standard time on March 31, 1999, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE .

          (b)  Fleet Term Note and Mellon Term Note.
               ------------------------------------

               (i) From and after the execution of this Agreement, on the 1st day of each month, the Borrowers shall pay to the Lenders a monthly interest payment equal to all accrued interest on the principal balance of the Fleet Term Note and the Mellon Term Note, with interest calculated at a floating rate equal to the aggregate of Fleet's Prime Rate (as such Prime Rate may be announced by Fleet from time to time) plus the following percentages for the time period set forth below each calculated on a per annum basis:

                     Time Period              Applicable Interest Rate
                     -----------              ------------------------

               Date of Execution of this      Prime Rate plus 2.50%
               Agreement through 7/31/98

               From 8/1/98 through 9/30/98    Prime Rate plus 3.00%

               From 10/1/98 through 12/31/98  Prime Rate plus 4.00%

               From and after 1/1/99          Prime Rate plus 4.50%

               In the event the Borrowers have delivered to the Lenders a commitment letter on or before July 31, 1998 satisfactory to the Lenders, in their discretion, contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before August 31, 1998, which commitment letter is issued by a financial institution acceptable to the Lenders and is subject only to documentation and no further contingencies, the interest rate increase scheduled for August 1, 1998 shall be deferred. In the event that the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before August 31, 1998, the August 1, 1998 scheduled interest rate increase to the Prime Rate plus 3.0% shall be effective retroactive to August 1, 1998. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before August 31, 1998, the August 1, 1998 scheduled interest rate increase shall be waived.

               Similarly if such commitment letter is received by the Lenders on or before September 30, 1998 contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before October 31, 1998, the interest rate increase scheduled for October 1, 1998 shall be deferred. In the event the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase shall be waived. In the event the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase to the Prime Rate plus 4.00 % shall be effective retroactive to October 1, 1998.

               Similarly if such commitment letter is received by the Lenders on or before December 31, 1998 contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before January 30, 1999, the interest rate increase scheduled for January 1, 1999 shall be deferred. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before January 30, 1999, the January 1, 1999 scheduled interest rate increase shall be waived. In the event the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before January 30, 1998, the January 1, 1999 scheduled interest rate increase to the Prime Rate plus 4.50 % shall be effective retroactive to January 1, 1999.

               (ii) The Borrowers shall pay to the Lenders the following amounts on or before the following dates in collected funds to be applied by the Lenders (x) first, on a pro rata basis in reduction of the outstanding indebtedness under the Fleet Term Note and the Mellon Term Note and (y) second, on a pro rata basis as permanent reductions to the outstanding indebtedness under the Fleet Line of Credit Note and the Mellon Line of Credit Note and shall permanently reduce the available credit thereunder by that amount:

                        Date                Amount
                        ----                ------
                     June 15, 1998         $200,000.00
                     July 15, 1998         $500,000.00
                     August 15, 1998       $200,000.00
                     September 15, 1998    $200,000.00
                     October 15, 1998      $500,000.00
                     November 15, 1998     $200,000.00
                     December 15, 1998     $500,000.00
                     January 15, 1999      $100,000.00
                     February 15, 1999     $100,000.00
                     March 15, 1999        $200,000.00

               (iii) In addition to the scheduled principal payments set forth herein, commencing with the month of September, 1998, the Borrowers shall make further principal payments to the Lenders in an amount representing seventy-five (75%) percent of "Monthly Excess Cash Flow", which payments shall be made in collected funds and applied by the Lenders (x) first, on a pro rata basis in reduction of the outstanding indebtedness under the Fleet Term Note and the Mellon Term Note, and
          (y) second, on a pro rata basis as permanent reductions to the outstanding indebtedness under the Fleet Line of Credit Note and the Mellon Line of Credit Note and shall permanently reduce the available credit thereunder by that amount. "Monthly Excess Cash Flow", as used herein, shall mean balance sheet cash at the end of the month minus the immediately succeeding six (6) weeks' forecasted cash disbursements, inclusive of scheduled principal payments as detailed in Section 2(b)(iii). Such principal payments shall be due and payable forty-five (45) days after the close of each month.

               (iv) The entire principal balance, interest (accrued and hereafter accruing), costs and expenses, and other charges due in connection therewith shall be paid in full by the Borrowers on or before 5:00 P.M. eastern standard time on March 31, 1999, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE.

               (v) Any amounts paid or prepaid on account of the Fleet Term Note or the Mellon Term Note, whether pursuant to this Agreement or otherwise, shall not be available for reborrowing.

                EQUITY OR PERMITTED DEBT ISSUANCE; TAX REFUNDS
                ----------------------------------------------

     3. (a) In the event the Borrowers shall raise funds from the issuance of either debt permitted by the Lenders and/or equity instruments, such funds will be applied (i) first, on a pro rata basis in reduction of the outstanding indebtedness under the Fleet Term Note and the Mellon Term Note; and (ii) second, on a pro rata basis as permanent reductions to the outstanding indebtedness under the Fleet Line of Credit Note and the Mellon Line of Credit Note and shall permanently reduce the available credit thereunder by that amount.

          (b) In the event the Borrowers receive actual funds from any tax refund (local, state, federal, or otherwise), the Borrowers shall immediately deliver the same to the Lenders, in the identical form received and with all necessary endorsements thereon, which funds will be applied (i) first, on a pro rata basis in reduction of the outstanding indebtedness under the Fleet Term Note and the Mellon Term Note; and (ii) second, on a pro rata basis as permanent reductions to the outstanding indebtedness under the Fleet Line of Credit Note and the Mellon Line of Credit Note and shall permanently reduce the available credit thereunder by that amount.

                CASH MANAGEMENT; DEPOSITORY ACCOUNTS; PAYMENTS
                ----------------------------------------------

     4. (a) The Borrowers shall continue to maintain their corporate depository bank accounts with Fleet as required by the Loan Agreement.

          (b) The Borrowers acknowledge that their previous cash management relationship with Fleet, sometimes referred to as the "Target Balance Account", has been terminated. The Borrowers further acknowledge and agree that no overdrafts in any of their demand deposit accounts shall be permitted.

          (c) Until further notice from the Lenders, all payments required under this Agreement shall be made as and when due to Fleet's address set forth below in Paragraph 23. All receivables collected by the Borrowers shall be deposited into the Borrowers' account with Fleet,

Account No. 099-0059-160 (the "General Account"). Any and all funds deposited in the Borrowers' existing lock box account at Fleet shall be transferred to the General Account on a daily basis. Until the occurrence of an Event of Default as defined in Paragraph 20 below, all funds in the General Account shall be available to the Borrowers, subject to Fleet's usual and customary rules and procedures regarding uncollected funds, to pay their regular and ordinary business expenses.

          (d) Any payments due under this Agreement, or costs and expenses incurred by the Lenders which are reimbursable under this Agreement, may be debited by Fleet from the General Account without any further instruction or authorization of the Borrowers.

             REQUEST FOR ADVANCES UNDER FLEET LINE OF CREDIT NOTE
             ----------------------------------------------------
                        AND MELLON LINE OF CREDIT NOTE
                        ------------------------------

     5. From and after the date of this Agreement, all requests for advances under the Fleet Line of Credit Note and/or the Mellon Line of Credit Note shall be submitted directly to Mr. Daniel D. Butler, Vice President of Fleet, on behalf of the Lenders, for approval and shall be accompanied by a Borrowing Base Certificate in the form of Exhibit "B" and a Covenant Compliance Certificate in the form of Exhibit "C", each as annexed hereto and specifically incorporated by reference herein.

                          WAIVER OF COVENANT DEFAULTS
                          ---------------------------

     6. The Lenders hereby waive the following specific covenant defaults which have occurred under the terms and conditions of the Loan Agreement prior to the execution of this Agreement:

(a) Sections 3.02 and 5.02 - The Borrowers' failure to remain in good standing under the laws of the State of Delaware as a result of a delay in the filing of IGI's and BCI's franchise taxes;

(b) Sections 3.04 and 5.03 - The Borrowers' failure, prior to the execution of this Agreement, to promptly advise the Lenders of all litigation, actions, proceedings, or suits which, if adversely determined, may have a Material Adverse Effect (as defined in Paragraph 20(d) below) on the Borrowers;

(c) Section 5.04(a) - The Borrowers' failure to submit audited annual financial statements not more than ninety (90) days after the close of their fiscal year ended December 31, 1997;

(d) Section 5.04(e)(iii) - The Borrowers' failure to submit a consolidated capital expenditure budget and separate research and development budget within thirty (30) days after the commencement of their fiscal year beginning January 1, 1998;

(e) Section 5.04(e)(iv) - The Borrowers' failure to submit a consolidated cash flow and profit and loss projection within thirty (30) days after commencement of their fiscal year beginning January 1, 1998;

(f) Section 5.10 - The Borrowers' failure to maintain an Interest Coverage Ratio of not less than 1.50 to 1.00 for the fiscal year ended December 31, 1997;

(g) Section 5.11 - The Borrowers' failure to maintain an Adjusted Interest Coverage Ratio of not less than 3.00 to 1.00 for the fiscal year ended December 31, 1997;

(h) Section 7.01(a) - The Borrowers' representation that reports, certificates, financial statements and/or other instrument furnished prior to December 31, 1997 may have been false, inaccurate or misleading in any material respect; and

(i) Section 7.01(k) - The Borrowers' failure to generate a positive Net Income for any fiscal quarter ending prior to the execution of this Agreement.

     Nothing contained in this Paragraph 6 is intended to be, nor shall it be construed as, a waiver of any default or Event of Default occurring or continuing after the execution of this Agreement, or of any other default or Event of Default, other than the specific defaults referenced above.

                              COVENANT AMENDMENTS
                              -------------------

     7. (a) The Loan Agreement is hereby amended by deleting the following specific terms and covenants in their entirety:

               (i)   Section 5.08 - Capital Base;

               (ii)  Section 5.09 - Indebtedness to Capital Base Ratio;

               (iii) Section 5.09(a) - Current Ratio;

               (iv)  Section 6.06(a)(ii) - Investment;

               (v)   Section 6.06(c) - Acquisition; and

               (vi)  Section 6.09 - Indebtedness for Capital Expenditures

          (b) The Loan Agreement is hereby amended to delete Mr. John P. Gallo, former President and Chief Executive Officer of IGI, Inc. from the definition of "Management Group" and substituting Mr. Kevin J. Bratton, Treasurer of IGI, Inc. therefor.

          (c) Section 5.18 of the Loan Agreement is hereby amended by deleting reference to Mr. John P. Gallo as a "senior executive officer" of IGI, Inc. and substituting Mr. Kevin J. Bratton therefor.

                         VOLUNTARY PRINCIPAL PAYMENTS
                         ----------------------------

     8. Provided that there is no then existing Event of Default as set forth in Paragraph 20, below, if the Borrowers shall make voluntary extraordinary principal reductions to the Fleet Term Note and the Mellon Term Note in excess of the payments set forth in Paragraph 2(b), above, in an amount in excess of $250,000.00, as a consequence of fixed asset dispositions permitted by the Lenders in writing, or otherwise, then the effective interest rate applicable to the Fleet Term Note and the Mellon Term Note shall be reduced by twenty-five
(25) basis points for each incremental $250,000.00 principal reduction. In no event shall the effective interest rate be reduced by more than one hundred
(100) basis points, in the aggregate, as a consequence of such voluntary principal payments.

                                   WARRANTS
                                   --------

     9.   Grant. In consideration for the extension and other accommodations
          -----
provided by the Lenders under this Agreement, within fourteen (14) days of the execution of this Agreement, IGI, Inc. shall grant to the Lenders, and their respective successors and assigns, stand-alone warrants (collectively, the "Warrants"), the terms of which shall be in conformance with the provisions of
 --------
this Paragraph 9 and which shall be in a form acceptable, in all respects, to the Lenders in their reasonable discretion, exercisable for shares of IGI, Inc. common stock, as follows:

          As to Fleet:  Two Warrants, one for 150,000 shares (the "Fleet
                                                                   -----
          Unconditional Warrant") and one for 150,000 shares (the "Fleet
          ---------------------                                    -----
          Conditional Warrant")
          -------------------

          As to Mellon:  Two Warrants, one for 120,000 shares (the "Mellon
                                                                    ------
          Unconditional Warrant," and, together with the Fleet Unconditional
          ---------------------
          Warrant, the "Unconditional Warrants") and one for 120,000 shares (the
                        ----------------------
          "Mellon Conditional Warrant," and, together with the Fleet Conditional
           --------------------------
          Warrant,the "Conditional Warrant").
                       --------------------

     Exercise Price.   The exercise price for the Warrants shall be $3.50 per
     --------------
common share (subject to customary adjustments). In addition to other customary warrant provisions, the Warrants shall each contain "cashless" exercise provisions and anti-dilution provisions.

     Exercise Period.
     ---------------

                         (a)  Unconditional Warrants.   The Unconditional
                              ----------------------
                    Warrants will be exercisable at any time during the period commencing sixty (60) days after issuance and ending on the fifth (5th) anniversary of issuance.

                         (b)  Conditional Warrants.  The Conditional Warrants
                              --------------------
                    will be exercisable during the period commencing September 1, 1998, and ending on the fifth (5th) anniversary of issuance, unless, by 5:00 PM, Boston time, on August 31, 1998, either (a) all Obligations of the Borrowers to the Lenders shall have been paid in full, in which case the Conditional Warrants shall expire, or (b) the Borrowers have delivered an acceptable commitment letter, subject only to documentation and no further contingencies of any kind, from a financial institution acceptable to the Lenders, contemplating a full refinance of the existing obligations which contemplates a closing within thirty (30) days, in which case the Conditional Warrant exercise start date shall be extended to September 30, 1998; provided, however, if all
                                                       --------  -------
                    Obligations of the Borrowers to the Lenders have been paid in full on or before such extended start date, the Conditional Warrants shall expire upon such payment.

                         (c)  Acceleration of Exercise Star Dates.
                              -----------------------------------
                    Notwithstanding the foregoing, the Unconditional Warrants shall become immediately exercisable upon the occurrence of an Event of Default, or the exercise by IGI, Inc. of the call option for the issuable shares under such Warrant described below (to afford the Lenders the opportunity exercise the subject Warrant before the call option closing).

     Call Option.   IGI, Inc. shall have a  call  option on the Warrants,
     -----------
subject to the following terms:

                         (a) The option may only be exercised as to all,and not less than all, of the shares issuable at such time under the subject Warrant, and shall not cover issued shares (or shares pending issuance).

                         (b)  The repurchase price (subject to customary
adjustments based upon the operation of the anti-dilution provisions of the Warrants) will be (i) $500,000 for the150,000 shares issuable under the Fleet Unconditional Warrant; (ii)$500,000 for the150,000 shares issuable under the Fleet Conditional Warrant; (iii) $400,000 for the 120,000 shares issuable under the Mellon Unconditional Warrant;and(iv) $400,000 for the 120,000 shares issuable under the Mellon Conditional Warrant. In the event that the number of shares issuable under a Warrant at the time of a call exercise is less than the number of shares initially issuable thereunder due to an exercise there under or a transfer, the repurchase price will be proportionately adjusted.

     Registration Rights.     The Lenders acknowledge that the shares issuable
     -------------------
upon the exercise of the Warrants (when issued, the "Warrant Shares") will be
                                                     --------------
"restricted securities" within the meaning of Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"). At any time during the period
                       --------------
commencing (a) as to the Unconditional Warrants, 120 days after their issuance, and (b) as to the Conditional Warrants, on their exercise start date (determined as provided above), and ending on the earlier of (x) the second anniversary of the date as of which all of the Warrants have been exercised (or, as to any unexercised Warrants, the right to exercise has lapsed) and the underlying Warrant Shares are held by the applicable Lender, or (y) the date as of which Rule 144(k) becomes available to the Lenders for the resale of all Warrant Shares held by the Lenders, the Lenders will have the right to demand that IGI, Inc. file an appropriate registration statement under the Securities Act for the resale of the Warrant Shares by the Lenders. The Lenders together will have only one demand registration right; however, (I) if the underwriter cuts back on the number of shares to be marketed, the Lenders together shall be entitled to an additional demand registration right, and (ii) if an S-3 registration is available, the Lenders' demand registration right shall be unlimited.

     IGI, Inc. will use its best efforts to as soon as practicable following such demand cause such registration statement (which shall specifically permit sales either thereunder or under Rule 144 if it becomes available at any time during the period such registration statement is effective) to become effective, and to keep such registration statement effective until the earlier of (a) the resale of all of the Warrant Shares by the Lenders; or (b) the later of (as may be applicable) (i) 120 days from the initial effective date of such registration statement; (ii) the date which is one year from the date the Warrants are issued to the Lenders; and (iii) the date as of which the resale of all of the Warrant Shares has been permissible under Rule 144 for a continuous 120 day period [without regard to the volume limitations set forth in Rule 144(e) and assuming only for purposes of determining permissibility under this clause (iii) (regardless of whether the Warrants are exercised in a cashless exercise) that all Warrants were exercised in full in cashless exercises as of the respective dates when such Warrants were first exercisable]. IGI, Inc. will also use its best efforts to at all times while the Warrants or Warrant Shares are held by the Lenders to comply with the current public information conditions of Rule 144(c).

     The Lenders will also be granted "piggy-back" registration rights for as long as they own Warrant Shares.

     IGI, Inc. agrees to list the Warrant Shares on the American Stock Exchange.

                                 EXTENSION FEE
                                 -------------

     10. In consideration of the Lenders' agreement to enter into this Agreement, the Borrowers shall pay to Fleet, as agent on behalf of the Lenders, an extension fee (the "Extension Fee") in the sum of $250,000.00 by bank cashiers' check, certified check, federal funds wire transfer, or direct debit from the General Account or the Collection Account as follows:

          (a)  $60,000.00 on or before the execution of this Agreement;

          (b)  $50,000.00 on or before September 30, 1998; and

          (c)  $70,000.00 on or before December 24, 1998;

          (d)  $70,000.00 on or before March 24, 1999.

Each portion of the Extension Fee shall be fully earned as of its due date and shall be distributed to the Lenders on a pro rata basis as a fee and not applied to the Obligations.

     Notwithstanding the foregoing, payment of the portion of the Extension Fee due on September 30, 1998 shall be deferred in the event the Borrowers have delivered to the Lenders on or before September 30, 1998, a commitment letter reasonably satisfactory to the Lenders, in their discretion, contemplating payment in full of all outstanding obligations under the Loan Documents on or before October 31, 1998, which commitment letter is issued by a financial institution reasonably acceptable to the Lenders and is subject only to documentation with no further contingencies. If the Borrowers satisfy their outstanding obligations to the Bank under the Loan Documents in full on or before October 31, 1998, the portion of the Extension Fee payable on September 30, 1998, December 24, 1998, and March 24, 1999 shall be waived. If the Borrowers fail to satisfy their outstanding obligations to the Lenders under the Loan Documents in full on or before October 31, 1998, the portion of the Extension Fee otherwise payable on September 30, 1998 shall be due and payable in full on October 31, 1998, and the portion of the Extension Fee due and payable on December 24, 1998 and on March 24, 1999 shall remain due and payable in full on December 24, 1998 and March 24, 1999, respectively.

     Similarly, payment of the portion of the Extension Fee due on December 24, 1998 shall be deferred in the event the Borrowers have delivered to the Lenders on or before December 24, 1998, a commitment letter reasonably satisfactory to the Lenders, in their discretion, contemplating payment in full of all outstanding obligations under the Loan Documents on or before January 24, 1999, which commitment letter is issued by a financial institution reasonably acceptable to the Lenders and is subject only to documentation with no further contingencies. If the Borrowers satisfy their outstanding obligations to the Lenders under the Loan Documents in full on or before January 24,

1999, the portion of the Extension Fee payable on December 24, 1998, and March 24, 1999 shall be waived. If the Borrowers fail to satisfy their outstanding obligations to the Lenders under the Loan Documents in full on or before January 24, 1999, the portion of the Extension Fee otherwise payable on December 24 1998 shall be due and payable in full on January 24, 1999, and the portion of the Extension Fee due and payable on March 24, 1999 shall remain due and payable in full on March 24, 1999 unless the outstanding obligations to the Lenders under the Loan Documents are paid in full prior to March 24, 1999, in which event, the March 24, 1999 payment shall be waived.

                                  AGENT'S FEE
                                  -----------

     11. In consideration of Fleet's agreement to enter into this Agreement and to continue to administer the Loan Arrangements as agent on behalf of the Lenders, the Borrowers shall pay to Fleet a monthly $5,000.00 agent's fee commencing March 1, 1998 and continuing on the 1st day of each month thereafter. The agent's fee for each month shall be fully earned as of the first (1st) day of that month, and shall be retained by Fleet as a fee and shall not be applied in reduction of the Obligations. The agent's fees earned as of March 1, 1998 and April 1, 1998, in the aggregate amount of $10,000.00, shall be paid to Fleet upon the execution of this Agreement.

                              FINANCIAL COVENANTS
                              -------------------

     12. In addition to all other covenants contained in the Loan Documents, during the term of this Agreement, the Borrowers shall at all times comply with the following covenants:

          (a)  Minimum Eligible Accounts Receivable and Minimum Eligible
               ----------------------------------------------------------
Inventory:  The Borrowers shall maintain, at all times, combined "Minimum
---------
Eligible Accounts Receivable" and "Minimum Eligible Inventory" of
$11,000,000.00.

                    (i) "Minimum Eligible Accounts Receivable" shall include both "Eligible Domestic Accounts Receivable" and "Eligible Foreign Accounts Receivable". "Eligible Domestic Accounts Receivable" shall mean invoices for domestic shipments and services less than ninety
          (90) days old and otherwise reasonably acceptable to the Lenders. "Eligible Foreign Accounts Receivable" shall mean invoices for international shipments and services not more than sixty (60) days past due and otherwise reasonably acceptable to the Lenders.

                    (ii) "Eligible Inventory" shall mean the lesser of (x) $6,000,000.00 or (y) gross inventory calculated on a FIFO basis less
          (a)work-in-process, (b) cartons, labels, and obsolescence reserves and
          (c) any other reserves reasonably deemed necessary by the Lenders. Until further notice from Fleet on behalf of the Lenders, the portion of work-in-process inventory consisting of completed products which has passed all quality assurance tests, and only awaits packaging and labeling, may be included in the calculation of "Eligible Inventory".

                    (1) The Borrowers may, within forty-eight (48) hours of actual knowledge of any violation under this covenant, cure such violation by either, or combination, of the following methods:

                         (1) Paying to the Lenders an amount sufficient to reduce the aggregate balance of the Fleet Line of Credit Note and the Mellon Line of Credit Note by an amount equal to (x) $11,000,000.00 minus (y) the sum of Eligible Domestic Accounts Receivable, plus Eligible Foreign Accounts Receivable, plus
                                                                      ----
               Eligible Inventory, plus (z) amounts previously paid by the Borrowers under this subsection only in the event there shall exist a further decrease from the collateral level most recently reported. Said amounts may be reborrowed provided that the Borrowers remain in compliance with the terms and conditions of this Agreement, and the combined Minimum Eligible Accounts Receivable and Minimum Eligible Inventory totals at least $11,000,000.00; or

                         (2) Providing the Lenders with (x) a covenant compliance certificate in the form of Exhibit C, demonstrating the Borrowers' compliance with each of the covenants contained in Paragraph 12, and (y) documentary evidence, including, without limitation, all invoices for new shipments and services, demonstrating the increase in the Borrowers' Eligible Accounts Receivable and Eligible Inventory to the required collateral level.

          (b)  Minimum Fixed Charge Coverage Ratio:  The Borrowers will not,
               -----------------------------------
as of the end of each month during the term of this Agreement, permit their ratio of Cash Flow to Fixed Charges, measured on a rolling three (3) month basis, to be less than the following values during the following periods on the following dates:

               Dates          Ratio
               -----          -----
               5/31/98        1.00 to 1.00

               6/30/98        1.00 to 1.00

               7/31/98        1.00 to 1.00

               8/31/98        1.00 to 1.00

               9/30/98        0.85 to 1.00

               10/31/98       0.85 to 1.00

               11/31/98       0.85 to 1.00

               12/31/98       0.85 to 1.00

As used herein, "Cash Flow" shall be defined as earnings before interest, taxes, depreciation, amortization, and non-cash warrant expenses. As used herein, "Fixed Charges" shall be defined as the sum of scheduled principal payments plus interest expense plus capital expenditures.

          (c)  Minimum Net Worth: The Borrowers shall maintain, at all times, a
               -----------------
minimum "Net Worth" (as defined in accordance with generally accepted accounting principles) which shall be determined by adding the Borrowers' Total Net Worth as stated in the Borrowers' final, audited financial statements for the fiscal year ended December 31, 1997 minus (a) $500,000.00, minus (b) the non-cash
                             -----                  -----
impact of any warrants granted to the Lenders, plus (c) the following amounts as
                                               ----
of the last day of each month:

               Dates                  Amount
               -----                  ------
          June 30, 1998            $        0.00
          September 30, 1998       $  475,000.00
          December 31, 1998        $1,025,000.00
          March 31, 1999           $1,050,000.00

          (d)  Maximum Capital Expenditures: For the period commencing
               ----------------------------
January 1, 1998 through and including December 31, 1998, the Borrowers shall not incur consolidated Capital Expenditures (as defined in accordance with generally accepted accounting principles) in excess of the following amounts for the following periods calculated on a cumulative basis:

               Dates                        Amount
               -----                        ------
          1/1/98 through 6/30/98         $441,000.00
          7/1/98 through 9/30/98         $690,000.00
          10/1/98 through 12/31/98       $790,000.00

In addition, for the period commencing January 1, 1999 through and including March 31, 1999, the Borrowers shall not incur consolidated Capital Expenditures in excess of $180,000.00.

          (e)  Disbursements: Commencing with the month of May, 1998, and
               -------------
continuing each month thereafter, cumulative cash disbursements shall not exceed the lesser of (i) monthly cumulative cash receipts, or (ii) 120% of monthly "Cumulative Budgeted Disbursements". "Cumulative Budgeted Disbursements" shall be based upon the rolling thirteen (13) week cash flow forecast to be delivered to the Lenders in accordance with the provisions of Section 13(e) below.

          (f)  Dividends:  The Borrowers shall not pay dividends, or make other
               ---------
distributions of any kind, nature, or manner to any party without the prior written consent of Fleet on behalf of the Lenders.

          (g)  Additional Indebtedness/Liens: The Borrowers shall not incur any
               -----------------------------
additional indebtedness from and after the date of this Agreement other than in connection with the ordinary course of their business nor shall the Borrowers grant or permit any lien or other encumbrance to exist or be placed upon any of their assets.

                              FINANCIAL REPORTING
                              -------------------

     13. In addition to all other reporting requirements contained in the Loan Documents, the Borrowers shall also furnish to the Lenders the following:

          (a)  Accounts Receivable Agings and Borrowing Base Certificate: The
               ---------------------------------------------------------
Borrowers shall submit to each of the Lenders on Wednesday of each week both (i) Domestic and Foreign Accounts Receivable Agings and (ii) a certificate in the form of Exhibit B annexed hereto and specifically incorporated by reference herein and setting forth the Borrowers' compliance with Paragraph 12(a), above, each of which (i) and (ii) shall be dated as of the last day of the immediately preceding week. In connection with the provision of the Accounts Receivable Agings contemplated herein, the Borrowers shall include a detailed calculation of (x) the total value of the otherwise eligible domestic accounts receivable wherein fifty (50%) percent or more of an individual customer accounts account balances are in excess of ninety (90) days from the invoice date and (y) the total value of otherwise eligible foreign accounts receivable wherein fifty (50%) percent or more of an individual customer account balances are more than sixty (60) days past due.

          (b)  Inventory Report: The Borrowers shall submit to each of the
               ----------------
Lenders by the 15th of each month, a detailed inventory report dated as of the last day of the immediately preceding month; and

          (c)  Monthly Financial Statements: The Borrowers shall submit to each
               ----------------------------
of the Lenders, within forty-five (45) days of the close of a calendar month, a consolidated and consolidating statement of profit or loss, cash flow and balance sheet for the immediately preceding month and year-to-date period. Simultaneously with the furnishing of such financial information, the Borrowers shall submit to each of the Lenders, a reconciliation analysis of the actual monthly and year-to-date results compared to the projected results set forth in the "IGI, Inc. 1998 Updated Budget, delivered to the Lenders on March 10, 1998, together with a detailed explanation of any and all material variances.

          (d)  Financial Statements: On or before the execution of this
               --------------------
Agreement, the Borrowers shall deliver to each of the Lenders internally prepared, draft financial statements, and a draft copy of their certified public accountant's management letter, for the fiscal year ended December 31, 1997. The Borrowers shall use their best efforts to deliver final original copies of audited financial statements, together with their certified public accountant's unqualified opinion and management letter to each of the Lenders on or before April 15, 1998, but, in any event, shall deliver the same to each of the Lenders no later than May 15, 1998. The final, original audited financial statements shall be in form and substance without material adverse deviation from the draft financial statements to be delivered to the Lenders on or before the execution of this Agreement. The unqualified opinion may include an explanatory paragraph with respect to U.S. Department of Agriculture actions or directives and with respect to possible restatements of prior periods.

          (e)  Rolling Thirteen (13) Week Cash Flow Forecast: The Borrowers
               ---------------------------------------------
shall submit to each of the Lenders, by the fifteenth (15) day of each month, an updated rolling thirteen (13) week cash flow forecast, similar in form and substance to the report provided to the Lenders at the meeting on March 10, 1998, which report is incorporated herein by reference, whereby the first four
(4) week period shall be deleted and updated with the four (4) week period immediately succeeding the last week included in the previous report.

          (f)  Business Plan/Refinancing:  On or before May 31, 1998, the
               -------------------------
Borrowers shall submit to each of the Lenders, (i) a business plan encompassing the fiscal periods 1998 through 2000, which business plan shall include, at a minimum, monthly pro forma profit and loss statements, balance sheets and cash flow statements; and (ii) a schedule of their proposed efforts to coordinate a refinancing of the entire outstanding indebtedness due and owing to the Lenders under the Loan Documents which schedule shall include, without limitation, detailed action steps and target dates with respect to obtaining alternative financing arrangements.

          (g)  Certifications:  All such financial reporting shall be certified
               --------------
(to the best knowledge and belief of the certifying officer) both as to the accuracy and compliance with required covenants by IGI's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or Treasurer. Any such certification shall be deemed to have been made on behalf of each of the Borrowers.

                             FINANCIAL CONSULTANT
                             --------------------

     14. The Borrowers shall continue to employ Executive Sounding Board Associates, Inc., or such other turnaround consultant which the Borrowers wish to employ and which is reasonably acceptable to the Lenders in their discretion for a minimum of fifty (50) hours per week, whose duties shall include, without limitation, interim management. The Borrowers further acknowledge and agree that Executive Sounding Board, Inc. and/or such other turnaround consultant retained by the Borrowers shall at all times make available to the Lenders such financial or other information which the Lenders in their discretion may reasonably request concerning the Borrowers. Upon the hiring of both a permanent President/Chief Operating Officer and Chief Financial Officer, the employment of Executive Sounding Board Associates, Inc., or such other turnaround consultant acceptable to the Lenders, may be reduced to twenty-four (24) hours per week.

                             ADDITIONAL DOCUMENTS
                             --------------------

     15. Upon the execution of this Agreement, and at any time thereafter, the Borrowers shall also execute and deliver to the Lenders such additional documentation as the Lenders in their discretion may reasonably require in order to grant and/or perfect the Lenders' security interest in all assets of the Borrowers, including, without limitation, all (i) motor vehicles, (ii) intellectual property including, without limitation, all patents and/or trademarks, and (iii) license agreements. The Borrowers represent that all locations where inventory is located and all patents or other intellectual property in which the Borrowers have an interest are listed, respectively, on Exhibit "D" and Exhibit "E" each as annexed hereto and specifically incorporated by reference herein. In addition, on or before April 30, 1998, the Borrowers shall submit to the Lenders for their review and consideration a minimum of one
(1) proposal to factor the Borrowers' foreign accounts receivable and obtain a minimum of one (1) proposal for the issuance of foreign credit insurance. On or before May 31, 1998 the Borrowers shall (i) obtain for the benefit of the Lenders foreign credit insurance in form and substance reasonably satisfactory to the Lenders, wherein the Lenders shall be named as Loss Payee, or (ii) enter into an arrangement to factor the Borrowers' foreign accounts receivable, upon such terms and conditions as are reasonably satisfactory to the Lenders.

                            COMPLIANCE CERTIFICATE
                            ----------------------

     16.  Upon or before the execution of this Agreement, and within forty five
(45) days of each month end during the term of this Agreement, the Borrowers shall deliver to each of the Lenders, a covenant compliance certificate in the form of Exhibit C setting forth the Borrowers' compliance with each of the financial covenants referenced in Paragraph 12, above.

                        APPRAISALS; FIELD EXAMINATIONS
                        ------------------------------

     17. The Borrowers agree to cooperate with the Lenders to enable the Lenders to obtain updated appraisals of all real estate and personal property owned by the Borrowers and to conduct independent field examinations of the Borrowers' books and records which cooperation shall include, without limitation, providing the Lenders and/or their appraisers, examiners and/or other representatives, reasonable access to such property and shall make available such financial and/or other information regarding the property, books and records, and other assets of the Borrowers as may be reasonably requested by the Lenders in their discretion. The Borrowers shall reimburse the Lenders for all reasonable out of pocket costs and expenses of independent third parties incurred by the Lenders in connection with such appraisals and field examinations.

                               WAIVER OF CLAIMS
                               ----------------

     18. The Borrowers hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lenders or the Lenders' officers, directors, employees, attorneys, representatives, predecessors, affiliates, successors, and assigns with respect to the Obligations, or otherwise, and that if the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lenders or the Lenders' officers, directors, employees, attorneys, representatives, predecessors, affiliates, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrowers each hereby RELEASE the Lenders and the Lenders' officers, directors, employees, attorneys, representatives, predecessors, affiliates, successors, and assigns from any liability therefor, to the extent allowed by applicable laws.

              RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES
              --------------------------------------------------

     19. (a) THE BORROWERS HEREBY RATIFY, CONFIRM, AND REAFFIRM ALL AND SINGULAR THE TERMS AND CONDITIONS OF THE LOAN DOCUMENTS, AND SPECIFICALLY RATIFY, CONFIRM, AND REAFFIRM THEIR AUTHORITY TO EXECUTE SAME. THE BORROWERS FURTHER ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SPECIFICALLY MODIFIED IN THIS AGREEMENT, ALL TERMS AND CONDITIONS OF THOSE DOCUMENTS, INSTRUMENTS, AND AGREEMENTS SHALL REMAIN

IN FULL FORCE AND EFFECT.

          (b) THE BORROWERS SHALL, FROM AND AFTER THE EXECUTION OF THIS AGREEMENT, EXECUTE AND DELIVER TO THE LENDERS WHATEVER ADDITIONAL DOCUMENTS, INSTRUMENTS, AND AGREEMENTS THAT THE LENDERS MAY REASONABLY REQUIRE IN ORDER TO VEST OR PERFECT THE LOAN DOCUMENTS AND THE COLLATERAL GRANTED THEREIN MORE SECURELY IN THE LENDERS AND TO OTHERWISE GIVE EFFECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, A COMPLETE AMENDMENT AND RESTATEMENT OF THE LOAN DOCUMENTS WITHIN THIRTY (30) DAYS OF ANY REQUEST BY THE LENDERS FOR ANY SUCH ADDITIONAL DOCUMENTATION.

                               EVENTS OF DEFAULT
                               -----------------

     20. The occurrence of any one or more of the following events shall constitute an event of default (hereinafter, an "Event of Default") under this
Agreement:

          (a) The failure of the Borrowers to pay or deposit any amounts due hereunder or under any of the Loan Documents as and when due;

          (b) The failure of the Borrowers to comply with any other term or condition of this Agreement (which default, other than a default under Paragraph 12(a), may be cured within three (3) days in connection with any non-monetary default capable of being cured);

          (c) The filing of a petition for relief by or against any one or more of the Borrowers under the United States Bankruptcy Code;

          (d) The existence or issuance of any directive or action by either the United States Department of Agriculture or Office of the Inspector General of the United States, or any other governing body, which materially adversely impact the Borrowers' ability to manufacture, sell, or ship products, or otherwise have a Material Adverse Effect (defined below) on the Borrowers' financial condition or with the passage of time could have a material adverse impact on the Borrowers' financial condition, assets, operating status, or projected financial condition. For the purposes of this Agreement, "Material Adverse Effect" shall be defined as any material adverse effect on the Borrowers' financial condition, assets, operating status or projected financial condition or any fact or circumstance that, singly or in the aggregate with any fact or circumstance, has a reasonable likelihood of resulting in or leading to the inability of the Borrowers to perform in any material respect their obligations under this Agreement or under any Loan Document or the inability of Agent and/or Lenders to enforce in any material respect the rights purported to be granted to them under this Agreement or any Loan Document or which have a reasonable likelihood of having a material adverse effect on the ability of the

Borrowers to effectuate (including hindering or unduly delaying) the transactions contemplated by this Agreement and the loan Documents on the terms contemplated hereby and thereby.

          (e) The occurrence of any further event of default under, and as defined in, any of the Loan Documents.

                              RIGHTS UPON DEFAULT
                              -------------------

     21. Upon the occurrence of any Event of Default, all Obligations shall become immediately due and payable in full, without demand, notice, or protest, all of which are hereby expressly WAIVED. In addition, upon the occurrence of any such Event of Default, the Lenders may immediately commence enforcing their rights and remedies pursuant to the Loan Documents and otherwise. Further, upon the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of the Obligations at the default rate of interest set forth in the Loan Documents.

                      REIMBURSEMENT OF COSTS AND EXPENSES
                      -----------------------------------

     22. Upon the execution of this Agreement, the Borrowers shall pay to the Lenders an amount equal to any and all reasonable attorneys' fees and expenses incurred in connection with this matter through the date of this Agreement. In addition, upon Demand, or upon the occurrence of any Event of Default, as defined in Paragraph 20, above, the Borrowers shall reimburse the Lenders for any and all reasonable costs and expenses, including, without limitation, all reasonable costs, expenses and fees of all accountants, appraisers, auditors and other representatives of the Lenders, and costs of collection (including attorneys' fees) hereafter incurred by the Lenders in connection with the clarification, modification, protection, preservation, and enforcement by the Lenders of their rights and remedies.

                                    NOTICES
                                    -------

     23. Any notices required to be sent to the Lenders and the Borrowers shall be forwarded via recognized overnight courier, addressed as follows:

          If to the Lenders:   Fleet National Bank
                               40 Westminster Street
                               Mail Code: RI OP TO5A
                               Providence, Rhode Island 02901
                               Attn: Mr. Daniel D. Butler, Vice President
                               Telephone: (401) 459-4678
                               Fax: (401) 459-4963

          With a copy to:        Steven T. Greene, Esquire
                                 Riemer & Braunstein
                                 Three Center Plaza
                                 Boston, Massachusetts 02108
                                 Telephone: (617) 523-9000
                                 Fax: (617) 723-6831

                                 Mellon Bank
                                 Mellon Bank Center
                                 1735 Market Street, P.O. Box 7899
                                 Philadelphia, PA   19101-7899
                                 Telephone: 215-553-2614
                                 Fax: 215-553-4560
                                 Attn: Susan C. Saxer
                                 Senior Vice President

          With a copy to:        Peter Leibundgut, Esquire
                                 Blank, Rome and Comisky
                                 Woodland Falls Corporate Park
                                 210 Lake Drive East
                                 Cherry Hill, New Jersey   08002
                                 Telephone: 609-779-3644
                                 Fax: 609-779-7647


          If to the Borrowers:   IGI, Inc.
                                 IGEN, Inc.
                                 Immunogenetics, Inc.
                                 Blood Cells, Inc.
                                 Wheat Road and Lincoln Avenue
                                 Buena, New Jersey 08310
                                 Attn: Kevin Bratton, Treasurer
                                 Telephone: (609) 697-1441
                                 Fax: (609) 697-1001

          With a copy to:        Paul Brountas, Esquire
                                 Hale and Dorr, LLP
                                 60 State Street
                                 Boston, Massachusetts 02109
                                 Telephone: (617) 526-6000
                                 Fax: (617) 526-5000



                                    WAIVERS
                                    -------

     24.  Non-Interference.  From and after the occurrence of any Event of
          ----------------
Default, the Borrowers agree not to interfere with the exercise by the Lenders of any of their rights and remedies. The Borrowers further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lenders' lawful efforts to realize upon the Collateral, or otherwise to enforce their rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Lenders.

     25.  Automatic Stay.  The Borrowers agree that upon the filing of any
          --------------
Petition for Relief by or against any one or more of the Borrowers under the United States Bankruptcy Code, the Lenders shall be entitled to file a motion for immediate and complete relief from the automatic stay, and the Lenders shall be permitted to proceed to protect and enforce their rights and remedies under applicable law.

     26.  Jury Trial.  The Borrowers hereby make the following waiver knowingly,
          ----------
voluntarily, and intentionally, and understand that the Lenders, in entering into this Agreement or making any financial accommodations to the Borrowers, whether now or in the future, are relying on such waiver: TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE BORROWERS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDERS BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDERS OR IN WHICH THE LENDERS ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWERS, OR ANY OTHER PERSON, AND THE LENDERS.

                               ENTIRE AGREEMENT
                               ----------------

     27. This Agreement shall be binding upon the Borrowers and the Borrowers' officers, directors, employees, representatives, successors,and assigns, and shall inure to the benefit of the Lenders and the Lenders' successors and assigns. This Agreement and the Loan Documents and all documents, instruments, and agreements executed in connection herewith or therewith incorporate all of the discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lenders, then by a duly authorized officer thereof.

                           CONSTRUCTION OF AGREEMENT
                           -------------------------

     28. (a) This Agreement and all other documents, instruments, and agreements incidental hereto and all rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Hampshire and are intended to take effect as sealed instruments. The Borrowers hereby consent to the jurisdiction of the Courts of the State of New Hampshire for all purposes with respect to this Agreement and the Obligations. The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lenders and the Borrowers under this Agreement. In the event of any inconsistency between the provisions of this Agreement and any other document, instruments, or agreement entered into by and between the Lenders and the Borrowers, the provisions of this Agreement shall govern and control.

          (b) The Borrowers further acknowledge and agree that the Lenders and the Borrowers have prepared this Agreement and all documents, instruments, and agreements incidental hereto and with the aid and assistance of their respective counsel. Accordingly, when interpreting this Agreement and all such other documents, instruments, and agreements, each of them shall be deemed to have been drafted by the Lenders and the Borrowers and shall not be construed against either the Lenders or the Borrowers.

                         ILLEGALITY OR UNENFORCEABILITY
                         ------------------------------

     29. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not effect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                            COMPREHENSIVE AGREEMENT
                            -----------------------

     30.  The Borrowers warrant and represent to the Lenders that the Borrowers:
(i) have read and understand all of the terms and conditions of this Agreement,
(ii) intend to be bound by the terms and conditions of this Agreement, (iii) are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection.

     IN WITNESS WHEREOF, this Agreement has been executed this 29 day of April, 1998.

FLEET BANK-N.H.                     IGI, INC.

By: /s/ Daniel B. Butler            By:  /s/ Edward B. Hager
    ----------------------------        ---------------------------
Title: Banking Officer              Title: Chairman
       -------------------------           ------------------------

MELLON BANK                         IGEN, INC.

By: /s/ Walter Letts                By: /s/ George P. Warren, Jr.
   -----------------------------        --------------------------
Title:  Vice President              Title: Secretary
       -------------------------          ------------------------

                                    IMMUNOGENETICS, INC.

                                    By: /s/ Edward B. Hager
                                        --------------------------

                                    Title: Chairman
                                          ------------------------


                                    BLOOD CELLS, INC.

                                    By: /s/ Edward B. Hager
                                        ------------------------------
                                    Title: Chairman
                                           ---------------------------

                             STATE OF RHODE ISLAND

______________, ss                                 April ____,
1998

     Then personally appeared the above named ___________________, the _______________ of Fleet Bank- N.H. and acknowledged the foregoing to be the free act and deed of Fleet Bank- N.H., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:

                             STATE OF ___________

______________, ss                                 April ____,
1998

     Then personally appeared the above named ________________ , the ____________ of Mellon Bank, N.A. and acknowledged the foregoing to be the free act and deed of Mellon Bank, N.A., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:


                           STATE OF ________________

_____________, ss                                  April ____,
1998

     Then personally appeared the above named __________________________, the ________________ of IGI, Inc. and acknowledged the foregoing to be the free act and deed of IGI, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:

                           STATE OF ________________

_____________, ss                                  April ____,
1998

     Then personally appeared the above named __________________________, the ________________ of IGEN, Inc. and acknowledged the foregoing to be the free act and deed of IGEN, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:


                           STATE OF ________________

_____________, ss                                  April ____,
1998

     Then personally appeared the above named __________________________, the ________________ of Immunogenetics, Inc. and acknowledged the foregoing to be the free act and deed of Immunogenetics, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:


                           STATE OF ________________

_____________, ss                             April ____,
1998

     Then personally appeared the above named __________________________, the ________________ of Blood Cells, Inc. and acknowledged the foregoing to be the free act and deed of Blood Cells, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires: